Exhibit 10.22

Theragenics Corporation® Forms of Option Award

[Form of Incentive Stock Option Award followed by Form of Nonqualified Stock Option Award]

THERAGENICS CORPORATION®
INCENTIVE STOCK OPTION AWARD

THIS AWARD is made as of the Grant Date, by THERAGENICS CORPORATION® (the "Company") to NAME (the "Optionee").

Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee an incentive stock option (the "Option"), as described below, to purchase the Option Shares.

A.    Grant Date: DATE.

B.    Type of Option: Incentive Stock Option.

C.    Plan (under which Option is granted): [PLAN NAME].

D.    Option Shares: All or any part of NUMBER shares of the Company's $.01 par value common stock (the "Common Stock").

Exercise Price: $PRICE per share, which is 100% of the fair market value of the Common Stock on the Grant Date or 110% of the fair market value if Optionee owns more than 10% of the voting power.

F.    Option Period: Subject to the attached terms and conditions, the Option may be exercised during the Option Period which commences on the Grant Date and ends no later than at the close of business on the tenth (10th) anniversary of the Grant Date or 5th anniversary of the Grant Date if Optionee owns more than 10% of the voting power, provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule. Note that other restrictions to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.    Vesting Schedule: Five-year period at 20% per year of service after date of grant.

Years of Service After Grant Date	Number of Option Shares Vested	Percentage of Option Shares Vested

1	X shares	20%
2	X shares	40%
3	X shares	60%
4	X shares	80%
5	X shares	100%

The Optionee shall receive a year of service as of each anniversary of the Date of Grant; provided that, the Optionee has not had a Termination of Employment before such anniversary.

IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

(CORPORATE SEAL)	THERAGENICS CORPORATION®

___________________________________________ By: ________________________________________ Title: _______________________________________

Agreed and Accepted:

____________________________________________
NAME

DATE: ______________________________________

TERMS AND CONDITIONS
TO THE
[[PLAN NAME]]
INCENTIVE STOCK OPTION AWARD

1.    Exercise of Option. Subject to the provisions provided herein or in the Award made pursuant to the [[PLAN NAME]]:

(a)    The Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Exercise Period by the delivery to the Company, at its principal place of business, of (i) a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to and reviewed by the Company prior to the date upon which Optionee desires to exercise of all or any portion of the Option and (ii) payment to the Company of the Exercise Price multiplied by the number of shares being purchased the "Purchase Price") in the manner provided in Subsection (b). Upon acceptance of such notice and receipt of payment in full of the Purchase Price and withholding liability, the Company shall cause to be issued a certificate representing the Option Shares purchased.

(b)    The Purchase Price shall be paid in full upon the exercise of an Option and no Option Shares shall be issued or delivered until full payment therefor has been made. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash, certified check, or, alternatively, as follows:

(i)    by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee for at least six months prior to the date of the Option's exercise, having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase Price; or

(ii)   by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee (defined in the Plan) of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

2.    Exercise Price. The exercise price for each Option Share shall be $PRICE, subject to adjustment as set forth in Section 7 below (the "Exercise Price").

3.    Withholding. This tax withholding section will apply only if all or a portion of the Option is not or ceases to be an “Incentive Stock Option” under Section 422 of the Internal Revenue Code when it is exercised. Otherwise, it does not apply. The Optionee must satisfy his federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (i) in cash, (ii) by electing, irrevocably and in writing in substantially the form attached hereto as Exhibit 2 (a “withholding Election”), to have the actual number of shares of Common Stock issuable upon exercise reduced by the smallest number of whole shares of Common Stock which, when multiplied by the fair market value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or (iii) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

(a)    the Withholding Election is made by executing and delivering to the Company a properly completed Notice of Withholding Election in substantially the form of Exhibit 2 attached hereto;

(b)    the Withholding Election is delivered to the Company sufficiently in advance of the date on which the amount of tax required to be withheld is determined (the “Tax Date”) as the Committee under the Plan (the “Committee”) determines is necessary or appropriate to satisfy the conditions of the exemptions provided under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”);

(c)    any Withholding Election is irrevocably given in a manner that satisfies the requirements of the exemption provided under Rule 16b-3 promulgated under the 1934 Act; and

(d)    if the Optionee is considered by the Committee not to be subject to Section 16 of the 1934 Act, the Withholding Election is made no later than the Tax Date.

Notwithstanding anything to the contrary herein, the Committee may in its sole discretion disapprove and give no effect to any Withholding Election.

4.    Term and Termination of Option. The Option shall terminate on the earliest of (i) the last day of the Option Period, (ii) as of the time of the Optionee's Termination of Employment (as defined in the Plan) by Optionee without the Company's written consent, unless such Termination of Employment is due to the death or Disability (as defined in the Plan) or retirement after reaching age 65, (iii) one year following the date of the Optionee’s Termination of Employment by Optionee with the Company’s written consent or due to retirement after reaching age 65, (iv) one year following the date of the Optionee's Termination of Employment by the Company or a Subsidiary (as defined in the Plan), unless such Termination of Employment is due to "Cause" (as defined below), (v) one year following the date of the Optionee's Termination of Employment with the Company or a Subsidiary due to the Optionee's death or Disability, (vi) as of the time of the Optionee's Termination of Employment by the Company or a Subsidiary for Cause, or (vii) as of the time any provision of Section 9 hereof applies. Upon the expiration of the Option Period, this Option and all unexercised rights granted to Optionee hereunder shall terminate, and thereafter be null and void.

"Cause" means (a) willful and continued failure (other than failure resulting from incapacity during illness) to substantially perform duties with the Company or a Subsidiary, (b) any act of fraud, misappropriation, dishonesty, embezzlement or similar conduct against the Company or a Subsidiary, as determined by the Committee, or (c) conviction for a felony or any other crime involving moral turpitude.

5.    Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distribu-tions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or this Award otherwise provides.

6.    Restriction on Transfer of Option. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution, and, shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his disability, by his legal representative) and after his death, only by legal representative of the Optionee's estate.

7.    Changes in Capitalization; Merger; Reorganization.

(a)    The number of Option Shares and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company.

(b)    In the event of a merger, consolidation, tender offer, liquidation or other reorganization involving the Company herein, the Committee may, in its sole discretion, adjust the number and class of securities subject to the Option, with a corresponding adjustment made in the Exercise Price; substitute a new option to replace the Option; or, terminate the Option in consideration of payment to Optionee of the excess of the then Fair Market Value (as defined in the Plan) of the Option Shares over the Exercise Price of the Option Shares.

(c)    In the event that (I) any person or entity (other than the Company) makes a tender offer for shares of the Company’s Common Stock pursuant to which purchases are made or (ii) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation (other than a parent or a Subsidiary) or to sell or otherwise dispose of substantially all of its assets (other than to a parent or a Subsidiary) and the transaction contemplated by such agreement is consummated, the Option shall immediately become 100 percent vested, notwithstanding the vesting schedule on the cover page of this Award.

(d)    The existence of the Plan and this Award shall not affect in any way the right or power of the Company to make or authorize any adjust-ment, reclassification, reorganization or other change in its capital or business structure, any merger or consolida-tion of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

8.    Special Limitation on Exercise. Any exercise of the Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of shares thereunder, the delivery of any or all shares pursuant to the Option may be withheld unless and until such listing, registration or qualification shall have been effected. The Optionee shall deliver to the Company, prior to the exercise of the Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

9.    Termination of Option. In the event the Optionee breaches any provision of an agreement with the Company or a Subsidiary, which provision relates to a requirement that the Optionee not disclose confidential information or trade secrets or that the Optionee refrain from competing with the Company or a Subsidiary or soliciting its employees or customers, this Option shall be immediately terminated. In addition, the Option shall be immediately terminated if Optionee, during the term of employment with the Company or a Subsidiary, or for a period of one year thereafter, directly or indirectly:

(a)    on Optionee's own behalf or on behalf of any other person or entity, solicits, contacts, calls upon, communicates with, or attempts to communicate with any person or entity who was a customer of the Company, or a customer of any entity to whom the Company sells products or provides services, at any time within two (2) years preceding the applicable time, or any representative of any such customer, with the intent or purpose of selling or providing of any product or service competitive with any product or service sold or under development by the Company during the period of two (2) years preceding the applicable time and which is still being offered by or is still under the development by the Company;

(b)    employs or attempts to employ or assist anyone else in employing in any business organization of whatever form engaged, either directly or indirectly, in any business enterprise which is the same as, or substantially the same as the Business of the Company, any person who, at any time within two (2) years preceding the applicable time, was, is or shall be an employee of the Company (whether or not such employment is full-time or is pursuant to a written contract with the Company); or

(c)    provides services to any business organization of whatever form engaged, either directly or indirectly, in any business enterprise which is the same as, or substantially the same as, the Business of the Company.

“Business of the Company” means the manufacture, production, sale, marketing, promotion, distribution, exploitation and development of radiological pharmaceutical products or devices for the treatment of cancer and the manufacture, production, sale, marketing, promotion, distribution, exploitation and development of palladium 103 based products for medical applications.

10.    Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in this Award and in the Plan.

11.    Governing Laws. This Award shall be construed, administered and enforced according to the laws of the State of Georgia; provided, however, no option may be exercised except, in the reasonable judgment of the Board of Directors, in compliance with exemptions under applicable state securities laws of the state in which the Optionee resides, and/or any other applicable securities laws.

12.    Successors. This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the parties.

13.    Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

14.    Severability. In the event that any one or more of the provisions or portion thereof contained in this Award shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

15.    Entire Agreement. Subject to the terms and conditions of the Plan, this Award expresses the entire understanding and agreement of the parties. This Award may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

16.    Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of this Award and shall be void and without effect.

17.    Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Award.

18.    Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

19.    No Right to Continued Employment. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment.

EXHIBIT 1

NOTICE OF EXERCISE OF
STOCK OPTION TO PURCHASE
COMMON STOCK OF
THERAGENICS CORPORATION®

Date ___________________________

Theragenics Corporation®
Attn: CHIEF FINANCIAL OFFICER
5302 Bristol Industrial Way
Buford, Georgia 30518

Re:    Exercise of Incentive Stock Option

Gentlemen:

Subject to acceptance hereof in writing by Theragenics Corporation® (the "Company") pursuant to the provisions of the [[PLAN NAME]], I hereby give prior notice of my election to exercise options granted to me to purchase ________ shares of Common Stock of the Company under the Incentive Stock Option Award (the "Award") pursuant to the [[PLAN NAME]] dated as of DATE. The purchase shall take place as of ______________ (the "Exercise Date").
On or before the Exercise Date, I will pay the applicable purchase price as follows:

[ ]	by delivery of cash or a certified check for $____________ for the full purchase price payable to the order of Theragenics Corporation.®

[ ]
by delivery of a certified check for $ ____________ payable to the order of Theragenics Corporation® representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

[ ]
by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

[ ]
by delivery of the purchase price by ________________ , a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

The required federal, state and local income tax withholding obligations, if any, on the exercise of the Award shall also be paid in cash or by certified check on or before the Exercise Date, or will be satisfied in the manner provided in the Withholding Election previously tendered or (if I am no longer a Section 16(b) reporting person) to be tendered to the Company no later than the indicated date of purchase.

As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representa-tions, warranties and covenants made herein shall be true and correct at that time.

I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

Very truly yours,

NAME

AGREED TO AND ACCEPTED:

THERAGENICS CORPORATION®

By:  __________________________

Title:  _________________________

Number of Shares
Exercised: _____________________

Number of Shares
Remaining: ____________________                     Date: ___________________

EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION
[[PLAN NAME]]

TO:  Theragenics Corporation®
Attn: Chief Financial Officer

FROM:    NAME

RE:  Withholding Election

Tax withholding only applies if all or any portion of your Option is not, or ceases to be, an incentive stock option entitled to special tax benefits under the federal tax law. You should file this form only if you wish to have the required tax withholding satisfied by reducing the number of shares you will receive upon issuance of your stock option. If you tender cash to the company to satisfy the required tax withholding, do not file this form.

The election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).

[  ] the original recipient of the Option.

[  ] the legal representative of the estate of the original recipient of the Option.

[  ] a legatee of the original recipient of the Option.

[  ] the legal guardian of the original recipient of the Option.

(3)
The Option pursuant to which this election relates was issued under the [[PLAN NAME]] (the “Plan”) in the name of NAME for the purchase of a total of _____________ shares of Common Stock. This election relates to __________________ shares of Common Stock issuable upon exercise of the Option (the “Common Stock”), provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)
In connection with any exercise of the Option with respect to the Common Stock, I hereby elect to have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state and local, if any, taxes arising from the exercise.

(5)
The shares to be withheld shall have, as of the Tax Date applicable to the exercise, a fair market value equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.

(6)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(7)
I understand that this Withholding Election may not be revised, amended or revoked by me (except in a manner that satisfies the requirements of the exemption provided under rule 16b-3 promulgated under the Securities and Exchange Act of 1934).

(8)	I further understand that the Company shall withhold from the Common Stock a whole number of shares of Common Stock having the value specified in Paragraph 4 above.

(9)
The Plan has been made available to me by the Company, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met. Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
Signature

NAME
Name (Printed)

Street Address

City, State, Zip Code

NON-QUALIFIED STOCK OPTION AWARD
PURSUANT TO THE THERAGENICS CORPORATION
[[PLAN NAME]]

THIS AWARD is made as of the Grant Date, by the Theragenics Corporation (the “Company”) to NAME (the “Optionee”). Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a non-qualified stock option (the “Option”), as described below, to purchase the Option Shares.

A.	Grant Date: DATE.

B.	Type of Option: Non-Qualified Stock Option.

C.	Plan (under which Option is granted): [[PLAN NAME]]

D.	Option Shares: All or any part of NUMBER shares of the Company’s common stock (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.	Exercise Price: $PRICE per share, subject to adjustment as provided in the attached Terms and Conditions.

F.	Option Period: Subject to the attached terms and conditions, the Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the tenth (10th) anniversary of the Grant Date.

The Option may only be exercised as to the vested Option Shares determined pursuant to the Vesting Schedule. Note that other restrictions to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.	Vesting Schedule: The Option shall become vested in accordance with the following vesting schedule:

Years of Service	Number of Options	Percentage of Option
After Grant Sate	Shares Vested	Shares Vested

1	X shares	33.33%
2	X shares	67.67%
3	X shares	100%

The Optionee shall receive a year of service as of each anniversary of the Date of Grant; provided that the Optionee is still a non-employee director of the Company on that date. Any portion of the Option that is not vested at the time that the Optionee ceases to be a non-employee director of the Company shall be forfeited to the Company.

IN WITNESS WHEREOF, the Company has executed this Award as of the Grant Date set forth above.

(CORPORATE SEAL)	THERAGENICS CORPORATION

________________________________

By: James A. MacLennan

Title: Treasurer and Chief Financial Officer

AGREED TO AND ACCEPTED ________________________________ Date: ____________________________ NAME: NAME

TERMS AND CONDITIONS TO THE
NON-QUALIFIED STOCK OPTION AWARD
PURSUANT TO THE
[[PLAN NAME]]

1.    Exercise of Option. Subject to the provisions provided herein or in the Award made pursuant to the [[PLAN NAME]];

(a)    the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of (i) a written notice of exercise in substantially the form attached hereto as Exhibit 1, and (ii) payment to the Company of the Exercise Price multiplied by the number of shares being purchased (the “Purchase Price”) in the manner provided in Subsection (b). Upon acceptance of such notice and receipt of payment in full of the Purchase Price and any tax withholding liability, to the extent applicable, Company shall cause to be issued a certificate representing the Option Shares purchased.

(b)    The Purchase Price shall be paid in full upon the exercise of an Option and no Option Shares shall be issued or delivered until full payment therefor has been made. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash, certified check, or, alternatively, as follows:

(i)    by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option’s exercise, having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase Price; or

(ii)    by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Company (defined in the Plan) of instructions in a form acceptable to the Company regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

2.    Withholding. The Optionee must satisfy his federal, state and local, if any withholding taxes imposed by reason of the exercise of the Option either by paying to the company the full amount of the withholding obligation (i) in cash, (ii) by electing, irrevocably and in writing in substantially the form attached hereto as Exhibit 2 (a “Withholding Election”), to have the actual number of shares of Common Stock issuable upon exercise reduced by the smallest number of whole shares of Common Stock which, when multiplied by the fair market value of Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or (iii) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

(a)    the Withholding Election is made by executing and delivering to the Company a properly completed Notice of Withholding Election in substantially the form of Exhibit 2 attached hereto;

(b)    the Withholding Election is delivered to the Company sufficiently in advance of the date on which the amount of tax required to be withheld is determined (the “Tax Date”) as the Committee under the Plan (the “Committee”) determines is necessary or appropriate to satisfy the conditions of the exemptions provided under Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 (the “1934 Act”);

(c)    any Withholding Election is irrevocably given in a manner that satisfies the requirements of the exemption provided under Rule 16b-3 promulgated under the 1934 Act; and

(d)  if the Optionee is considered by the Committee not to be subject to Section 19 of the 1934 Act, the Withholding Election is made no later than the Tax Date.

Notwithstanding anything to the contrary herein, the Committee may in its sole discretion disapprove and give no effect to any Withholding Election.

3.    Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distribu-tions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the Award otherwise provides.

4.    Restriction on Transfer of Option and Option Shares. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution, and, shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his disability, by his legal representative) and after his death, only by the legal representative of the Optionee’s estate.

5.    Changes in Capitalization.

(a)    The number of Option Shares and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company.

(b)    In the event of a merger, consolidation, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or other reorganization of the Company, the Committee shall take such action to make such adjustments in the Option or the terms of this Award as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Option, with a corresponding adjustment in the Exercise Price, substituting a new option to replace the Option, accelerating the termination of the Option Period, removing of restrictions on outstanding Options, or terminating the Option in consideration of a cash payment to the Optionee in an amount determined in good faith by the Committee. Any determination made by the Committee pursuant to this Section 5(b) will be final and binding on the Optionee. Any action taken by the Committee need not treat all optionees equally.

(c)    In the event that (i) any person or entity (other than the Company) makes a tender offer for shares of the Company’s Common Stock pursuant to which purchases are made or (ii) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation (other than a parent or a Subsidiary) or to sell or otherwise dispose of substantially all of its assets (other than to a parent or a Subsidiary) and the transaction contemplated by such agreement is consummated, the Option shall immediately become 100 percent vested, notwithstanding the vesting schedule on the cover page of this Award.

(d)    The existence of the Plan and this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

6.    Special Limitations on Exercise. Any exercise of the Option is subject to the condition that if at any time the Company, in its discretion, shall determine that the listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of shares thereunder, the delivery of any or all shares pursuant to the Option may be withheld unless and until such listing, registration or qualification shall have been effected. The Optionee shall deliver to the Company, prior to the exercise of the Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

7.    Legend on Stock Certificates.  Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in this Award and in the Plan.

8.    Governing Laws.  This Award shall be construed, administered and enforced according to the laws of the State of Georgia; provided, however, no option may be exercised except, in the reasonable judgment of the Board of Directors, in compliance with exemptions under applicable state securities laws of the state in which the Optionee resides, and/or any other applicable securities laws.

9.    Successors. This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the parties.

10.    Notice.  Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

11.    Severability. In the event that any one or more of the provisions or portion thereof contained in this Award shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

12.    Entire Agreement. Subject to the terms and conditions of the Plan, this Award expresses the entire understanding and agreement of the parties.

13.    Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of this Award and shall be void and without effect.

14.    Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Award.

15.    Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

16.    No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued service with the Company or any Affiliate.

EXHIBIT 1

NOTICE OF EXERCISE OF
STOCK OPTION TO PURCHASE
COMMON STOCK OF
THERAGENICS CORPORATION

Name: NAME Address:_____________________________ ____________________________________ Date:________________________________

Theragenics Corporation
Attn: Corporate Secretary
5302 Bristol Industrial Way
Buford, Georgia 30518

Re: Exercise of Non-Qualified Stock Option

Dear Sir or Madam:

Subject to acceptance hereof in writing by Theragenics Corporation (the “Company”) pursuant to the provisions of the [[PLAN NAME]], I hereby give at least ten days but not more than thirty days prior notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Non-Qualified Stock Option Award (the “Award”) pursuant to the [[PLAN NAME]] dated as of ____________, ______. The purchase shall take place as of ____________, _____ (the “Exercise Date”).

On or before the Exercise Date, I will pay the applicable purchase price as follows:

[ ]	by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of the Company.

[ ]
by delivery of a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

[ ]
by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

[ ]
by delivery of the purchase price by ________________, a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

Exhibit 1 -  1 of 3

As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:

The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

I am not acquiring the Common Stock based upon any representations, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Common Stock cannot be offered for sale, sold, or transferred by me other than pursuant to” (a) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (b) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

Exhibit 1 - Page 2 of 3

The agreements, representations, warranties, and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.
Very truly yours,

_____________________________________

AGREED TO AND ACCEPTED:

_______________________________

By: _______________________________

Title: ______________________________

Number of Shares Exercised: ________________________

Number of Shares Remaining: _______________________

Date__________________

EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION
[[PLAN NAME]]

TO:  Theragenics Corporation
Attn: Stock Plan Administrator

FROM: NAME

RE:  Withholding Election

Tax withholding only applies if all or any portion of your Option is not, or ceases to be, an incentive stock option entitled to special tax benefits under the federal tax law. You should file this form only if you wish to have the required tax withholding satisfied by reducing the number of shares you will receive upon issuance of your stock option. If you tender cash to the company to satisfy the required tax withholding, do not file this form.

The election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).

[  ] the original recipient of the Option.

[  ] the legal representative of the estate of the original recipient of the Option.

[  ] a legatee of the original recipient of the Option.

[  ] the legal guardian of the original recipient of the option.

(3)
The Option pursuant to which this election relates was issued under the [[PLAN NAME]] (the “Plan”) in the name of NAME for the purchase of a total of ________________ shares of Common Stock. This election relates to _______________ shares of Common Stock issuable upon exercise of the Option (the “Common Stock”), provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)
In connection with any exercise of the Option with respect to the Common Stock, I hereby elect to have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state and local, if any, taxes arising from the exercise.

(5)
The shares to be withheld shall have, as of the tax Date applicable to the exercise, a fair market value equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.

(6)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(7)
I understand that this Withholding Election may not be revised, amended or revoked by me (except in a manner that satisfied the requirements of the exemption provided under rule 16b-3 promulgated under the Securities and Exchange Act of 1934).

Exhibit 2 - Page 1 of 2

(8)	I further understand that the Company shall withhold from the Common Stock a whole number of shares of Commons Stock having the value specified in Paragraph 4 above.

(9)
The Plan has been made available to me by the Company, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met. Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated: ________________________	___________________________ Signature

NAME Name (Printed)

Social Security Number

Street Address

City, State, Zip Code

Exhibit 2 - Page 2 of 2